UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 9, 2008

NNN 2003 Value Fund, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(877) 888-7348

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 4.01 Changes in Registrant's Certifying Accountant.

On October 9, 2008, NNN 2003 Value Fund, LLC, or NNN 2003 Value Fund, dismissed Deloitte & Touche LLP, or D&T, the independent registered public accounting firm that was previously engaged to audit our financial statements. Grubb & Ellis Realty Investors, LLC, or Grubb & Ellis Realty Investors, our manager, participated in and approved the dismissal of D&T. During the past two years, no report on our financial statements issued by D&T contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during our two most recent fiscal years ended December 31, 2006 and 2007, and during the subsequent interim period preceding the dismissal of D&T, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

On October 9, 2008, we engaged Ernst & Young LLP, or E&Y, to audit our financial statements for the fiscal year ending December 31, 2008 and to perform procedures related to the financial statements included in our quarterly reports on Form 10-Q, beginning with the quarter ended September 30, 2008. During our two most recent fiscal years ended December 31, 2006 and 2007, and during the subsequent interim period preceding the appointment of E&Y, we did not consult with E&Y regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on our financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated October 15, 2008

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC

October 15, 2008	By:	/s/ Kent W. Peters

Name: Kent W. Peters
Title: Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated October 15, 2008